UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2010

SENSATA TECHNOLOGIES B.V.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

The Netherlands	001-1381272	Not Available
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kolthofsingel 8, 7602 EM Almelo

The Netherlands

(Address of Principal Executive Offices, including Zip Code)

31-546-879-555

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 26, 2010, Sensata Technologies B.V. issued a press release announcing the commencement of a cash tender offer to purchase up to $350,000,000 aggregate principal amount of its outstanding 8% Senior Notes due 2014 , 9% Senior Subordinated Notes due 2016 and 11.25% Senior Subordinated Notes due 2014, on the terms and subject to the conditions set forth in the Offer to Purchase, dated February 26, 2010, and, with respect to the 8% Senior Notes, the Letter of Transmittal accompanying the Offer to Purchase. A copy of the press release announcing the commencement of the tender offer is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	February 26, 2010 press release entitled “Sensata Technologies Announces Modified Dutch Auction Tender Offer for Senior and Senior Subordinated Notes.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES B.V.

Date: February 26, 2010	By:	/s/ JEFFREY COTE
Jeffrey Cote Authorized Representative

EXHIBIT INDEX

Exhibit No.	Description

99.1	February 26, 2010 press release entitled “Sensata Technologies Announces Modified Dutch Auction Tender Offer for Senior and Senior Subordinated Notes.”